BORROWER'S NAME AND ADDRESS	LENDER'S NAME AND ADDRESS	
HYDROGEN ENGINE CENTER, INC. 2502 E. POPLAR STREET ALGONA, IA 50511	IOWA STATE BANK 5 EAST CALL STREET ALGONA, IA 50511	Loan Number Date 12-18-2006 Maturity Date 12-15-2007 Loan Amount $ 568,693.06 Renewal Of 59022 & 60477
"I" includes each borrower above, jointly and severally.	"You" means the lender, its successors and assigns.	

COPY

For value received, I promise to pay to you, or your order, at your address listed above the **PRINCIPAL** sum of FIVE HUNDRED SIXTY EIGHT THOUSAND SIX HUNDRED NINETY THREE AND 06/100 Dollars $ 568,693.06

☒ **Single Advance:** I will receive all of this principal sum on 12-18-2006. No additional advances are contemplated under this note.

☐ **Multiple Advance:** The principal sum shown above is the maximum amount of principal I can borrow under this note. On ______ I will receive the amount of $______ and future principal advances are contemplated.

Conditions: The conditions for future advances are ______

☐ **Open End Credit:** You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on ______.

☐ **Closed End Credit:** You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 12-18-2006 at the rate of 8.250 % per year until 12-19-2006.

☒ **Variable Rate:** This rate may then change as stated below.

☒ **Index Rate:** The future rate will be EQUAL TO the following index rate: THE BASE RATE ON CORPORATE LOANS POSTED BY AT LEAST 75% OF THE NATION'S 30 LARGEST BANKS KNOWN AS THE WALL STREET JOURNAL PRIME RATE.

☐ **No Index:** The future rate will not be subject to any internal or external index. It will be entirely in your control.

☒ **Frequency and Timing:** The rate on this note may change as often as EVERY DAY BEGINNING 12-19-2006.

A change in the interest rate will take effect ON THE SAME DAY.

☐ **Limitations:** During the term of this loan, the applicable annual interest rate will not be more than ______ % or less than ______ %. The rate may not change more than ______ % each ______.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

☒ The amount of each scheduled payment will change. ☐ The amount of the final payment will change.

☐ ______

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☐ on the same fixed or variable rate basis in effect before maturity (as indicated above).

☒ at a rate equal to 3.80% ABOVE THE FIXED OR VARIABLE RATE BASIS IN EFFECT BEFORE MATURITY (AS INDICATED ABOVE).

☐ **LATE CHARGE:** If a payment is made more than ______ days after it is due, I agree to pay a late charge of ______

☐ **ADDITIONAL CHARGES:** In addition to interest, I agree to pay the following charges which ☐ are ☐ are not included in the principal amount above: ______

PAYMENTS: I agree to pay this note as follows:

11 MONTHLY PAYMENTS OF $4,483.86 BEGINNING 01-15-2007 AND 1 BALLOON PAYMENT OF $565,602.73 ON 12-15-2007. THIS IS A VARIABLE RATE LOAN AND THE PAYMENT AMOUNTS MAY CHANGE.

☐ **Unpaid Interest:** Any accrued interest not paid when due (whether due by reason of a schedule of payments or due because of Lender's demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS: IF A SCHEDULED PAYMENT IS MADE MORE THAN 3 DAYS AFTER IT IS DUE, I AGREE TO PAY INTEREST ON THE UNPAID PRINCIPAL BALANCE OF THIS NOTE AT AN INTEREST RATE 3.80% ABOVE THE FIXED OR VARIABLE RATE BASIS IN EFFECT BEFORE THE PAYMENT BECAME PAST DUE. THIS INTEREST RATE INCREASE SHALL BE RETROACTIVE TO THE 1ST DAY THE PAYMENT BECAME PAST DUE.

☒ If checked, this note is a credit agreement subject to Iowa Code § 535.17 and the following notice is applicable to this note.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THESE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

☒ **SECURITY:** This note is separately secured by (describe separate document by type and date):

REAL ESTATE MORTGAGE(S) DATED 12-16-2005

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is IMPROVEMENTS TO COZZINI BUILDING.

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

HYDROGEN ENGINE CENTER, INC.

MIKE SCHILTZ, SECRETARY

Signature for Lender

JASON WARTICK, VICE PRESIDENT

UNIVERSAL NOTE